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                                                              Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement on Form S-8 (File Nos. 33-02380 and 333-3361) of our report dated February 12, 1998, on our audit of the financial statements of Customer Focus International, Inc. as of December 31, 1997 and for the year then ended, which report is included in this Form 8-K.


                                              COOPERS & LYBRAND L.L.P.
San Jose, California
April 1, 1998